Exhibit 10.1

IVAX DIAGNOSTICS, INC.

Nonqualified Stock Option Award Agreement

(Employee)

1. Grant of Stock Option. In accordance with and subject to the terms and conditions of (a) the IVAX Diagnostics, Inc. 2009 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), a copy of which is attached hereto as Exhibit A, and (b) this Nonqualified Stock Option Award Agreement (the “Award Agreement”), IVAX Diagnostics, Inc., a Delaware corporation (the “Company”), grants to the optionee identified on Schedule 1 attached hereto (the “Optionee”) a nonqualified stock option (the “Stock Option”) to purchase the number of shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, set forth on Schedule 1, at the per Share exercise price set forth on Schedule 1.

2. Acceptance by Optionee. The exercise of the Stock Option, or any portion thereof, is conditioned upon acceptance by the Optionee of the terms and conditions of this Award Agreement, as evidenced by the Optionee’s execution of Schedule 1, and the delivery to the Company of a copy of Schedule 1 which has been executed by the Optionee.

3. Vesting of Stock Option. The Stock Option shall become exercisable in accordance with the vesting schedule set forth on Schedule 1. If the Optionee’s employment with the Company or its subsidiaries ceases prior to the date on which the Stock Option, or any portion thereof, becomes vested, then the non-vested portion of the Stock Option will thereupon automatically terminate and be void and will not become exercisable and the vested portion of the Stock Option will survive and will be exercisable for the duration as follows:

a. in the event of such cessation of employment by reason of death or “disability” (as “disability” may be determined under the procedures established by the Compensation Committee of the Board of Directors of the Company (the “Committee”) for purposes of the Plan), then until the earlier of (i) one (1) year after the date of death or such cessation by reason of “disability” and (ii) the expiration of the Stock Option;

b. in the event of such cessation of employment by reason of termination by the Company “without cause” (as “without cause” may be determined under the procedures established by the Committee for purposes of the Plan) or termination by the Optionee for “normal retirement” (as “normal retirement” may be determined under the procedures established by the Committee for purposes of the Plan), then until the earlier of (i) one (1) year after the date of such cessation by reason of termination by the Company “without cause” or termination by the Optionee for “normal retirement” and (ii) the expiration of the Stock Option;

c. in the event of such cessation of employment by reason of termination by the Optionee for “voluntary resignation” (as “voluntary resignation” may be determined under the procedures established by the Committee for purposes of the Plan), then until the earlier of (i) three (3) months after the date of such cessation by reason of termination by the Optionee for “voluntary resignation” and (ii) the expiration of the Stock Option; or

d. in the event of such cessation of employment for any reason other than death, “disability,” termination by the Company “without cause,” termination by the Optionee for “normal retirement” or termination by the Optionee for “voluntary resignation,” then, notwithstanding the foregoing, the vested portion of the Stock Option will thereupon automatically terminate and be void and will not be exercisable.

4. Expiration of Stock Option. The Stock Option shall expire on the expiration date set forth on Schedule 1, and may not be exercised after such date.

5. Procedure for Exercise. The Stock Option may be exercised for the number of Shares specified in a written notice which has been executed by the Optionee and delivered to the Company at least ten (10) days prior to the date on which purchase is requested, accompanied by full payment for the Shares with respect to which the Stock Option is being exercised, in the manner and subject to the terms and conditions set forth in the Plan. Notwithstanding the foregoing, the Stock Option may not be exercised as to less than ten (10) Shares at any time or, if less than ten (10) Shares, the number of Shares subject to the Stock Option. If any applicable law, rule or regulation requires the Company to take any action with respect to the Shares specified in such notice or if any action remains to be taken under the Certificate of Incorporation or Bylaws of the Company, as they may be amended from time to time, to effect due issuance of the Shares, then the Company shall take such action and the day for delivery of such Shares shall be extended for the period necessary to take such action. Neither the Optionee nor any other Person entitled to exercise the Stock Option, if any, shall be, or have any rights or privileges of, a stockholder of the Company in respect of any of the Shares issuable upon exercise of the Stock Option, unless and until the Shares are issued to the Optionee by the Company.

6. No Right to Employment. Neither the grant of the Stock Option nor the issuance of any Shares pursuant to the Stock Option shall give the Optionee any right to be employed or retained in the employ of the Company. Neither the grant of the Stock Option nor the issuance of any Shares pursuant to the Stock Option shall affect the right of the Company to discharge or discipline the Optionee or the right of the Optionee to terminate his or her employment.

7. Return of Economic Value. If the Optionee’s employment with the Company or its subsidiaries ceases by reason of termination by the Company “with cause” (as “with cause” may be determined under the procedures established by the Committee for purposes of the Plan), then the Committee may require the Optionee to return to the Company the economic value of the Stock Option, or any portion thereof, which was realized or obtained by the Optionee at any time during the period beginning on the date which is six (6) months prior to the date of such cessation of the Optionee’s employment with the Company or its subsidiaries. If the Optionee’s employment with the Company or its subsidiaries ceases for any reason whatsoever and if, within one (1) year after such cessation thereof, the Optionee accepts employment with any competitor of, or otherwise engages in competition with, the Company or its subsidiaries, then the Committee may require the Optionee to return to the Company the economic value of the Stock Option, or any portion thereof, which was realized or obtained by the Optionee at any time during the period beginning on the date which is six (6) months prior to the date of the Optionee’s cessation of employment with the Company or its subsidiaries.

8. Representations as to Purchase of Shares. As a condition of the Company’s obligation to issue Shares upon exercise of the Stock Option, if requested by the Company, then the Optionee shall, concurrently with the delivery of the stock certificate representing the Shares so purchased, give such written assurances to the Company, in the form and substance that the Company’s counsel reasonably requests, to the effect that the Optionee is acquiring the Shares for investment and without any present intention of reselling or redistributing the same in violation of any applicable law, rule or regulation. If the Company elects to register, or has registered, the Shares under the Securities Act of 1933, as amended, and any applicable state laws, rules and regulations, then the issuance of such Shares shall not be subject to the aforementioned conditions contained in this Section 8.

9. Compliance with Applicable Law. The issuance of the Shares pursuant to the exercise of this Stock Option is subject to compliance with all applicable laws, rules and regulations, including, without limitation, laws, rules and regulations governing withholding from employees and nonresident aliens for income tax purposes.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date of grant set forth on Schedule 1.

IVAX Diagnostics, Inc.

By:
Name:
Title:

Schedule 1

to

Nonqualified Stock Option Award Agreement

(Employee)

Name of Optionee:
Number of Shares:
Exercise Price Per Share:	$
Date of Grant:
Expiration Date:
Vesting Schedule:

The undersigned agrees to the terms and conditions of the Nonqualified Stock Option Award Agreement of which this Schedule 1 is a part, and acknowledges receipt of the prospectus relating to the Plan and of the Company’s most recent annual report to stockholders.

Name:

Social Security No.:

Date of acceptance:

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